THE GABELLI GROWTH FUND

SEMI-ANNUAL REPORT - JUNE 30, 1997


                                   * * * * *

[PHOTO HOWARD WARD]

TO OUR SHAREHOLDERS:

      As a St. Louis Cardinals fan growing up in Indiana, the animated play by play of baseball announcer Harry Carey remains fresh in my mind. His trademark "holy cows" were frequent in those days as the Cardinals of Gibson, Brock, Flood, McCarver and Cepeda were champions. This stock market is a champion too, and "holy cow" is about the only way to describe this year's second quarter. It was one of the best ever and came with little warning, like a tornado screaming across the peaceful farmland of the Midwest, earning the respect of everyone in its path. It is unexpected surges in the market like those we have just witnessed that remind us what economists, market timers, bond investors and Wall Street strategists have in common. None of them are listed among the four hundred wealthiest Americans according to Forbes magazine. Owning a stake in the production of goods and services or strategically placed real estate created most of the wealth in this country.

      Without getting too dramatic, the business of America is now the business of the world. That was no twister screaming across the plains of the Midwest; it was a freight train called capitalism. The cost of buying an ownership interest in a company positioned to profit from the global expansion of capitalism has gone up and for good reason. These multinational companies have superior long-term earnings visibility. Global capitalism improves the profit outlook for global companies. In the short run, we would not be surprised to see the stock market stub its toe. However, we own a collection of America's finest established global growth companies, and if we stick with them, we will be rewarded.

INVESTMENT RESULTS

      For the second quarter ended June 30, 1997, The Gabelli Growth Fund's total return was 19.4%. The Lipper Analytical Services Growth Fund Index and Standard & Poor's (S&P) 500 had returns of 15.8% and 17.5%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund is up 21.2% year-to-date. The Lipper Growth Fund Index and S&P 500 rose 14.3% and 20.6%, respectively, over the same six-month period.

      For the ten-year period ended June 30, 1997, the Fund's return averaged 17.1% annually, versus average annual returns of 13.1% and 14.6% for the Lipper Growth Fund Index and S&P 500,

--------------------------------------------------------------------------------

Gabelli Growth Fund received Morningstar's highest rating -- 5 stars for overall performance ended 6/30/97. The Fund received five stars for the ten and three year periods ended 6/30/97 among 1,997 and 618 funds, respectively. The Morningstar rating reflects historical risk adjusted performance as of 6/30/97 and is subject to change every month. Morningstar proprietary ratings are calculated from the Fund's three, five and ten-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars. The Fund received four stars for the 5-year period ended 6/30/97 among 1,134 funds.

INVESTMENT RESULTS (a)

                                                         Quarter
                                  ------------------------------------------------------
                                    1st            2nd               3rd           4th            Year
                                    ---            ---               ---           ---            ----
1997:  Net Asset Value ....       $24.50         $29.25                --             --             --
       Total Return .......          1.5%          19.4%               --             --             --
----------------------------------------------------------------------------------------------------------
1996:  Net Asset Value ....       $23.75         $24.34            $25.35         $24.14         $24.14
       Total Return .......          7.2%           2.5%              4.1%           4.4%          19.4%
----------------------------------------------------------------------------------------------------------
1995:  Net Asset Value ....       $20.86         $22.99            $24.91         $22.16         $22.16
       Total Return .......          6.0%          10.2%              8.4%           4.9%          32.7%
----------------------------------------------------------------------------------------------------------
1994:  Net Asset Value ....       $21.90         $21.23            $22.58         $19.68         $19.68
       Total Return .......         (5.8)%         (3.1)%             6.4%          (0.5)%         (3.4)%
----------------------------------------------------------------------------------------------------------
1993:  Net Asset Value ....       $21.71         $21.84            $23.43         $23.26         $23.26
       Total Return .......          0.6%           0.6%              7.3%           2.5%          11.3%
----------------------------------------------------------------------------------------------------------
1992:  Net Asset Value ....       $20.27         $19.72            $20.50         $21.59         $21.59
       Total Return .......         (4.7)%         (2.7)%             4.0%           8.5%           4.5%
----------------------------------------------------------------------------------------------------------
1991:  Net Asset Value ....       $18.18         $18.02            $19.51         $21.28         $21.28
       Total Return .......         11.7%          (0.9)%             8.3%          12.0%          34.3%
----------------------------------------------------------------------------------------------------------
1990:  Net Asset Value ....       $16.74         $17.80            $15.75         $16.27         $16.27
       Total Return .......         (1.9)%          6.3%            (11.5)%          6.2%          (2.0)%
----------------------------------------------------------------------------------------------------------
1989:  Net Asset Value ....       $13.99         $15.73            $17.46         $17.07         $17.07
       Total Return .......         10.6%          12.4%             11.0%           1.5%          40.1%
----------------------------------------------------------------------------------------------------------
1988:  Net Asset Value ....       $10.87         $12.40            $12.71         $12.65         $12.65
       Total Return .......         16.1%          14.1%              2.5%           2.5%          39.2%
----------------------------------------------------------------------------------------------------------
1987:  Net Asset Value ....       $10.00         $10.84            $11.28         $ 9.51         $ 9.51
       Total Return .......           --            8.4%(b)           4.1%         (15.7)%       (4.9)%(b)
----------------------------------------------------------------------------------------------------------

   Average Annual Returns - June 30, 1997 (a)
   ------------------------------------------
1  Year ............................    31.7%
5  Year ............................    18.4%
10 Year ............................    17.1%
Life of Fund (b) ...................    17.6%


                           Dividend History
------------------------------------------------------------------
Payment (ex) Date            Rate Per Share     Reinvestment Price
-----------------            --------------     ------------------
December 31, 1996                 $2.324                $24.14
December 29, 1995                 $3.960                $22.16
December 30, 1994                 $2.790                $19.68
December 31, 1993                 $0.760                $23.26
December 31, 1992                 $0.646                $21.59
December 31, 1991                 $0.573                $21.28
December 31, 1990                 $0.460                $16.27
December 29, 1989                 $0.654                $17.07
December 30, 1988                 $0.377                $12.65
January 4, 1988                   $0.152                $ 9.58


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on April 10, 1987.

respectively. Since inception on April 10, 1987 through June 30, 1997, the Fund has a total return of 426.5%, which equates to an average annual return of 17.6%. Our shareholders total 39,193 and net assets are $750 million, as of June 30, 1997.

ECONOMIC BACKGROUND

      Inflation remains contained. This is a critical variable for investors in all asset classes. Twenty years ago, component suppliers demanded and received cost of living increases in multi-year production contracts with original equipment manufacturers. Today, the manufacturers demand and receive from their suppliers, annual reductions in contract payments to reflect the lack of pricing power and the competitive business environment. A system that fed inflation in the seventies has shifted 180 degrees and is now deflationary in practice. The price of gold, traditionally an inflation hedge, is hitting a twelve year low as of this writing. We expect the consumer price index to rise less than 3% this year.

      We expect profit growth to be uneven this year and some companies may disappoint. Nevertheless, we expect few negative surprises over the balance of the year. Consumer confidence is in record territory, interest rates are trending down and corporate profitability has rarely, if ever, been higher. The "not too hot and not too cold" Goldilocks economy with real gross domestic product growth of about 3% seems likely to continue.

FINANCIAL MARKET OBSERVATIONS

      A cooling economy and continued merger and acquisition activity (announced deals set a record of $366 billion for the first half of the year) propelled stocks to record highs in the first six months of 1997. Brokerage and money management firms, primary beneficiaries of the bull market, are hot properties as both domestic and foreign banks and insurance companies rush to buy market share. Announced deals this quarter included Bankers Trust buying Alex. Brown, BankAmerica Co. (BAC - $64.5625 - NYSE) buying Robertson Stephens, NationsBank buying Montgomery Securities, Zurich Kemper Insurance buying Scudder, Stevens and Clark and SBC Warburg buying Dillon Read. Additionally, J.P. Morgan is in talks to purchase a stake in American Century. This trend will continue as the pressure to gain scale and expertise becomes difficult to ignore, for both buyer and seller.

LOOKING AHEAD

      As we all know, the stock market is a discounting mechanism. Stock prices reflect future expectations of variables which include inflation, interest rates and earnings. At about 19 times earnings, the market seems to expect continued low inflation and some further decline in interest rates. The long Government bond has a current yield to maturity below 6.6%. Inflation of 3% or less could indeed support lower bond yields. The market further seems to expect continued growth in corporate profits. This is likely as the economy has not overheated and has not created the impetus for a recession and lower profits.

      During the second quarter we increased our exposure to technology stocks. Many of these lagged the market during the first quarter and became deliciously undervalued. We do not invest in second tier companies. In technology, as elsewhere, we want to own the leading companies such as Intel Corporation (INTC
- $141.8125 - Nasdaq), Microsoft Corporation (MSFT - $126.375 - Nasdaq),

Compaq Computer Corp. (CPQ - $99.25 - NYSE), Cisco Systems, Inc. (CSCO - $67.125
- Nasdaq) and Dell Computer Corporation (DELL - $117.4375 - Nasdaq). Funds were drawn from the realization of some profits in consumer staples stocks which have been good performers.

      Our long-term investment horizon and focus on global leaders remains unchanged. We will not engage in market timing and we will always emphasize companies with superior prospects for growing their earnings. As you know, the level of the stock market's volatility seems to have increased this year. While our stocks fluctuate in value like all others, their industry leading positions lend them a durability from which we take comfort.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Cisco Systems, Inc. (CSCO - $67.125 - Nasdaq) is the leading manufacturer of computer networking products. Demand for the company's routers, switches and network management software is robust. The company can be viewed as a major supplier to the Information Superhighway. Cisco offers a broad product line unmatched by competitors in a market that is estimated to be growing by at least 25% annually. The company has no long-term debt and earnings should grow by 25% or more over the next several years.

Compaq Computer Corp. (CPQ - $99.25 - NYSE) is the leading brand of personal computers in terms of market share. About one half of revenue is sourced from abroad. The company sells through mail order as well as the retail channel. Compaq is benefiting from strong demand for PCs on a global scale. We expect earnings growth to exceed 20% this year.

First Data Corporation (FDC - $43.9375 - NYSE) is a leading information processing company. The company benefits from the increase in credit card usage, as it processes credit and debit card transactions for over 1,400 financial institutions. In fact, First Data processes roughly one-third of all domestic credit card transactions. Credit cards are presently used in one of every five transactions, and we expect them to become even more widely used in the future. The company is also a leader in funds transfer services, as well as in processing information for the mutual fund and healthcare industries. First Data's earnings per share are likely to increase approximately 18% this year.

The Home Depot, Inc. (HD - $68.9375 - NYSE) is the undisputed leader of the home improvement warehouse retailers. Led by Bernie Marcus, the company's founder, Home Depot is testing new store formats which appeal to new markets (farming equipment and upscale furnishings) providing incremental growth to what remains a terrific franchise in do-it-yourself home hardware and supplies. Geographic expansion continues to drive square footage growth as the company increases its presence in the Midwest and continues to penetrate the Northeast. Longer term, Home Depot has substantial international potential.

Intel Corporation (INTC - $141.8125 - Nasdaq) is one of the most pronounced beneficiaries of the growing demand for desktop computing in the office and personal computers for use in the home. With a research effort second to none, Intel is likely to remain the primary supplier of microprocessors to the PC industry. The demand for personal computers remains robust, driven by the availability of more powerful hardware, namely new Intel Pentium pro and MMX chips, and more sophisticated and user friendly software (Windows 95 and Windows NT).

The McGraw-Hill Companies, Inc. (MHP - $58.8125 - NYSE) is the nation's leading publisher of textbooks. This business is doing well as Texas and California are in the midst of new textbook adoption cycles. In financial services, McGraw-Hill owns Standard and Poor's, and management is expanding this franchise abroad. The company also owns four television stations (ABC Network affiliates) and publishes Business Week magazine. McGraw-Hill's collection of properties are valuable indeed. Earnings should grow at about a 13% rate this year.

Mellon Bank Corporation (MEL - $45.125 - NYSE), with the acquisitions in recent years of Dreyfus Corporation and The Boston Company, has become a powerhouse in money management services. We believe the rising contribution to earnings from predictable fee sources will enhance the company's valuation. We expect low double-digit growth in earnings and a continuation of Mellon's share repurchase program this year. Current business trends are strong.

Merck & Co., Inc. (MRK - $103.50 - NYSE) is one of the world's largest healthcare companies and a leader in pharmaceutical research and development. Merck operates the largest of the pharmacy benefit managers, an area that has produced exceptional growth. Merck's research effort is consistently among the best. Earnings are likely to rise at a mid double-digit rate this year. We expect the company to use some of its significant free cash flow to buy back stock and increase the dividend.

Merrill Lynch & Company (MER - $59.625 - NYSE) has leading positions in almost every facet of the securities industry. The company is an asset gathering machine, with over $800 billion in client accounts and about $250 billion in assets under their direct management. Management has a strong shareholder orientation, having retired over 100 million shares of common stock over the last 10 years. Merrill is a financial services powerhouse well situated to handle the swelling savings of the aging baby boomers.

Schlumberger Ltd. (SLB - $125.00 - NYSE) is the leading provider of engineering services to the oil and gas industries. Fully 75% of sales (approximately $10 billion total) come from non-U.S. customers. The company is the industry leader in terms of research and development. Earnings should grow by more than 20% this year as oil companies increase their exploration efforts.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

GABELLI U.S. TREASURY MONEY MARKET FUND

      Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.

                                   Sincerely,





/s/ HOWARD F. WARD                                 /s/ DONALD C. JENKINS

HOWARD F. WARD, CFA                                DONALD C. JENKINS, CFA
Portfolio Manager                                  Associate Portfolio Manager


 August 1, 1997


                                TOP TEN HOLDINGS
                                  JUNE 30, 1997


First Data Corporation
The Home Depot, Inc.
Schlumberger Ltd.
Cisco Systems, Inc.
Compaq Computer Corp.
Intel Corporation
Merrill Lynch & Company
Mellon Bank Corporation
Merck & Co., Inc.
The McGraw-Hill Companies, Inc.


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                              COST            VALUE
-----------                                       ------------     ------------
             COMMON STOCKS--99.0%
             ADVERTISING--1.2%
    142,700  Interpublic Group of Companies,
              Inc. .............................. $  5,210,789     $  8,749,294
                                                  ------------     ------------
             AEROSPACE--5.3%
    135,600  Allied-Signal Inc. .................    6,561,184       11,390,400
    126,000  Boeing Co. .........................    3,973,966        6,685,875
    191,200  Sundstrand Corp. ...................    6,645,391       10,671,350
    130,000  United Technologies.................    5,961,437       10,790,000
                                                  ------------     ------------
                                                    23,141,978       39,537,625
                                                  ------------     ------------
             BUSINESS SERVICES--8.4%
    193,000  Automatic Data Processing, Inc. ....    6,354,887        9,071,000
    153,000  Computer Sciences Corp.+............   10,841,408       11,035,125
    782,800  First Data Corporation..............   24,172,699       34,394,275
    234,000  Sysco Corp. ........................    7,119,851        8,541,000
                                                  ------------     ------------
                                                    48,488,845       63,041,400
                                                  ------------     ------------
             CONSUMER PRODUCTS--5.7%
    141,800  Avon Products, Inc. ................    8,706,815       10,005,762
     82,400  Gillette Company....................    3,811,689        7,807,400
    140,000  Nike, Inc., Class B.................    8,071,204        8,172,500
    165,000  Philip Morris Companies Inc. .......    3,844,657        7,321,875
     35,000  Procter & Gamble Company............    1,929,000        4,943,750
     57,000  Ralston Purina Group................    2,684,118        4,684,687
                                                  ------------     ------------
                                                    29,047,483       42,935,974
                                                  ------------     ------------
             DIVERSIFIED INDUSTRIAL--6.0%
    162,000  Emerson Electric Company............    7,907,783        8,920,125
    115,000  General Electric Company............    4,151,563        7,518,125
    103,000  Honeywell, Inc. ....................    4,933,274        7,815,125
    158,000  Illinois Tool Works, Inc. ..........    1,905,805        7,890,125
     61,875  Molex Incorporated..................    1,001,581        2,258,438
    306,327  Molex Incorporated, Class A.........    6,497,944       10,683,154
                                                  ------------     ------------
                                                    26,397,950       45,085,092
                                                  ------------     ------------
             ENERGY--5.2%
    100,000  Halliburton Company.................    6,889,438        7,925,000
    248,000  Schlumberger Ltd. ..................   27,527,217       31,000,000
                                                  ------------     ------------
                                                    34,416,655       38,925,000
                                                  ------------     ------------
             ENTERTAINMENT--1.4%
    131,000  Walt Disney Company.................    6,707,003       10,512,750
                                                  ------------     ------------
             FINANCIAL SERVICES--19.4%
    105,000  American Express Company............    3,015,609        7,822,500
     88,000  American International Group,
              Inc. ..............................    6,175,940       13,145,000
    110,000  BankAmerica Co. ....................    2,968,884        7,101,875
    136,000  Barnett Banks Inc. .................    3,123,258        7,140,000
    128,000  Citicorp............................    8,678,516       15,432,000
    573,000  Mellon Bank Corporation.............   16,498,954       25,856,625
    440,000  Merrill Lynch & Company.............   20,576,254       26,235,000
    280,000  Northern Trust Corporation..........   13,037,355       13,545,000
    129,000  Norwest Corporation.................    2,898,809        7,256,250
    264,400  State Street Boston Corporation.....    4,037,834       12,228,500

                                                                      MARKET
  SHARES                                              COST            VALUE
-----------                                       ------------     ------------
             FINANCIAL SERVICES (CONTINUED)
    195,000  T. Rowe Price Associates Inc. ...... $  7,299,736     $ 10,066,875
                                                  ------------     ------------
                                                    88,311,149      145,829,625
                                                  ------------     ------------
             FOOD AND BEVERAGE--3.4%
    100,000  Coca-Cola Company...................    1,938,813        6,975,000
    119,000  ConAgra, Inc. ......................    5,287,083        7,630,875
    292,000  PepsiCo, Inc. ......................    6,190,013       10,968,250
                                                  ------------     ------------
                                                    13,415,909       25,574,125
                                                  ------------     ------------
             HEALTH CARE--12.5%
    146,000  Abbott Laboratories.................    6,175,250        9,745,500
    156,000  Amgen Inc.+.........................    5,853,058        9,067,500
    112,000  Johnson & Johnson...................    2,158,310        7,210,000
    117,000  Lilly (Eli) & Co. ..................    6,879,753       12,789,563
    215,000  Merck & Co., Inc. ..................   12,480,756       22,252,500
     64,000  Pfizer Inc. ........................    3,271,763        7,648,000
    166,000  Schering-Plough Corporation.........    3,011,085        7,947,250
    100,000  SmithKline Beecham plc..............    7,332,838        9,162,500
     63,000  Warner-Lambert Company..............    3,512,552        7,827,750
                                                  ------------     ------------
                                                    50,675,365       93,650,563
                                                  ------------     ------------
             PUBLISHING--6.8%
    175,000  Gannett Co., Inc. ..................   13,105,291       17,281,250
    337,000  McGraw-Hill Companies, Inc. ........   17,738,165       19,819,813
    115,000  New York Times Company, Class A.....    5,276,470        5,692,500
    168,000  Tribune Co. ........................    5,233,738        8,074,500
                                                  ------------     ------------
                                                    41,353,664       50,868,063
                                                  ------------     ------------
             RETAIL--5.2%
    465,906  Home Depot, Inc. ...................   21,426,989       32,118,395
    128,000  Walgreen Co. .......................    2,478,938        6,864,000
                                                  ------------     ------------
                                                    23,905,927       38,982,395
                                                  ------------     ------------
             TECHNOLOGY--18.5%
    429,000  Cisco Systems, Inc.+................   27,694,342       28,796,625
    275,000  Compaq Computer Corp.+..............   24,111,565       27,293,750
     99,000  Computer Associates International,
              Inc. ..............................    2,931,924        5,513,062
    160,000  Dell Computer Corporation+..........   12,812,586       18,790,000
    188,000  Intel Corporation...................   21,712,360       26,660,750
     96,000  Microsoft Corporation+..............    6,914,538       12,132,000
    195,000  Oracle Corp.+.......................    8,684,381        9,823,125
    260,000  Sun Microsystems Inc.+..............    5,254,266        9,676,875
                                                  ------------     ------------
                                                   110,115,962      138,686,187
                                                  ------------     ------------
TOTAL COMMON STOCKS..............................  501,188,679      742,378,093
                                                  ------------     ------------

 PRINCIPAL
   AMOUNT
------------
              U.S. TREASURY BILL--1.8%
$ 13,983,000  5.10%++ due 08/14/1997...........   13,897,548        13,897,548
                                                ------------      ------------
TOTAL INVESTMENTS..................... 100.8%    $515,086,227(a)    756,275,641
                                                 ============
OTHER ASSETS AND LIABILITIES (NET)....  (0.8)                        (6,322,110)
                                       -----                       ------------
NET ASSETS............................ 100.0%                      $749,953,531
                                       =====                       ============

------------------------------
(a) Aggregate cost for Federal tax purposes was $515,474,319. Gross unrealized appreciation for Federal tax purposes was $240,801,322.
  + Non-income producing security
 ++ Represents annualized yield at date of purchase.
                       See Notes to Financial Statements.

                            THE GABELLI GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------


ASSETS:
  Investments, at value (Cost $515,086,227)......  $756,275,641
  Receivable for investments sold................     2,984,342
  Dividends receivable...........................       581,329
  Receivable for Fund shares sold................       567,574
                                                     ----------
    Total Assets.................................   760,408,886
                                                     ----------
LIABILITIES:
  Due to custodian...............................     5,897,130
  Payable for investments purchased..............     3,294,138
  Payable for investment advisory fee............       613,611
  Payable for distribution fees..................       430,559
  Payable for Fund shares redeemed...............        27,711
  Accrued expenses and other payables............       192,206
                                                     ----------
    Total Liabilities............................    10,455,355
                                                     ----------
    Net assets applicable to 25,635,743 shares of
      beneficial interest outstanding............  $749,953,531
                                                     ==========
NET ASSETS CONSIST OF:
  Shares of beneficial interest at par value.....  $    256,357
  Additional paid-in capital.....................   445,973,056
  Undistributed net investment loss..............      (368,054)
  Accumulated net realized gain on investments
    sold.........................................    62,902,758
  Net unrealized appreciation of investments.....   241,189,414
                                                     ----------
    Total Net Assets.............................  $749,953,531
                                                     ==========
    Net Asset Value, offering and redemption price per share
      ($749,953,531/25,635,743 shares outstanding;
      unlimited number of shares authorized of
      $0.01 par value)...........................        $29.25
                                                          =====

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income................................  $  4,199,546
  Interest income................................       346,166
                                                     ----------
    Total Investment Income......................     4,545,712
                                                     ----------
EXPENSES:
  Investment advisory fee........................     3,331,994
  Distribution fees..............................       833,023
  Shareholder services fees......................       554,549
  Trustees' fees.................................        36,720
  Legal and audit fees...........................        27,579
  Other..........................................       177,014
                                                     ----------
    Total Expenses...............................     4,960,879
                                                     ----------
NET INVESTMENT LOSS..............................      (415,167)
                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold..........    63,109,735
                                                     ----------
  Net unrealized appreciation of investments:
    Beginning of period..........................   172,976,164
    End of period................................   241,189,414
                                                     ----------
      Change in net unrealized appreciation
        of investments...........................    68,213,250
                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS....................................   131,322,985
                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.....................................  $130,907,818
                                                     ==========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                    SIX MONTHS           YEAR
                                                                                                   ENDED 6/30/97        ENDED
                                                                                                    (UNAUDITED)        12/31/96
                                                                                                   -------------     ------------
Net investment income/(loss)...................................................................... $   (415,167)     $    679,911
Net realized gain on investments..................................................................   63,109,735        53,997,190
Net change in unrealized appreciation of investments..............................................   68,213,250        49,486,251
                                                                                                   ------------      ------------
Net increase in net assets resulting from operations..............................................  130,907,818       104,163,352
Distributions to shareholders from:
  Net investment income...........................................................................      --               (632,798)
  Net realized gain on investments................................................................      --            (53,778,195)
Net increase in net assets from Fund share transactions...........................................    9,640,705        26,611,524
                                                                                                   ------------      ------------
Net increase in net assets........................................................................  140,548,523        76,363,883
NET ASSETS:
Beginning of period...............................................................................  609,405,008       533,041,125
                                                                                                   ------------      ------------
End of period (including undistributed net investment income/(loss) of $(368,054) and $47,113,
  respectively)................................................................................... $749,953,531      $609,405,008
                                                                                                   ============      ============

                       See Notes to Financial Statements.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES. The Gabelli Growth Fund (the "Fund") was organized on October 24, 1986 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is capital appreciation. The Fund commenced operations on April 10, 1987. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded only on a nationally recognized securities exchange or in the over-the-counter market which are National Market System Securities are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices; if there were no asked prices quoted on such day, then the security is valued at the closing bid price on such day. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or other comparable sources as the Board of Trustees deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund. U.S. government securities and other debt instruments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting princi-

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

ples. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2. AGREEMENTS WITH AFFILIATED PARTIES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets, to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including offices, required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

3. DISTRIBUTION PLAN. The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to this Plan, the Distributor, Gabelli & Company, Inc. ("Gabelli & Company"), an indirect wholly-owned subsidiary of the Adviser, is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. Effective February 26, 1997, the Fund pays Gabelli & Company as distribution payments under this Plan, an aggregate amount at a rate of 0.25 percent per year of the average daily net assets of the Fund each fiscal year. Such payments are accrued daily and paid monthly. Prior to this change, the Fund reimbursed the Distributor up to 0.25 percent on an annual basis of the value of the Fund's average daily net assets based on expenses incurred by the Distributor in connection with the distribution of shares of the Fund. For the six months ended June 30, 1997, the Fund incurred distribution costs under the Plan of $833,023, representing 0.25 percent of the value of the Fund's average daily net assets.

4. PORTFOLIO SECURITIES. Cost of purchases and proceeds from sales of securities for the six months ended June 30, 1997, other than U.S. government and short-term securities, aggregated $359,264,787 and $357,669,344, respectively.

5. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 1997, the Fund incurred brokerage commissions of $3,750 to Gabelli & Company and its affiliates.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                               SIX MONTHS ENDED                       YEAR ENDED
                                                                   6/30/97                             12/31/96
                                                        ------------------------------      ------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
                                                        -----------      -------------      -----------      -------------
     Shares sold.....................................    17,209,391      $ 452,981,636       18,297,462      $ 445,159,849
     Shares issued upon reinvestment of dividends....       --                --              2,151,430         51,935,527
     Shares redeemed.................................   (16,823,482)      (443,340,931)     (19,258,689)      (470,483,852)
                                                        ------------     -------------      ------------     -------------
     Net increase....................................       385,909      $   9,640,705        1,190,203      $  26,611,524
                                                        ============     =============      ============     =============

THE GABELLI GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share amounts for a Fund share outstanding throughout each period.

                                           SIX
                                         MONTHS                              YEAR ENDED
                                          ENDED                             DECEMBER 31,
                                         6/30/97      --------------------------------------------------------
                                       (UNAUDITED)      1996        1995        1994        1993        1992
                                       -----------    --------    --------    --------    --------    --------
OPERATING PERFORMANCE:
Net asset value, beginning of
  period............................    $   24.14     $  22.16    $  19.68    $  23.26    $  21.59    $  21.28
                                         --------     --------    --------    --------    --------    --------
Net investment income (loss)........        (0.02)        0.03        0.05        0.07        0.06        0.08
Net realized and unrealized
  gain/(loss) on investments........         5.13         4.27        6.39       (0.86)       2.37        0.88
                                         --------     --------    --------    --------    --------    --------
Total from investment operations....         5.11         4.30        6.44       (0.79)       2.43        0.96
                                         --------     --------    --------    --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............           --        (0.02)      (0.05)      (0.08)      (0.05)      (0.09)
  Distributions in excess of net
    investment income...............           --           --          --       (0.01)         --          --
  Net realized gains................           --        (2.30)      (3.91)      (2.39)      (0.67)      (0.56)
  Distributions in excess of net
    realized gains..................           --           --          --       (0.31)      (0.04)         --
                                         --------     --------    --------    --------    --------    --------
Total distributions.................           --        (2.32)      (3.96)      (2.79)      (0.76)      (0.65)
                                         --------     --------    --------    --------    --------    --------
Net asset value, end of period......    $   29.25     $  24.14    $  22.16    $  19.68    $  23.26    $  21.59
                                         ========     ========    ========    ========    ========    ========
Total return*.......................        21.2%        19.4%       32.7%      (3.4)%       11.3%        4.5%
                                         ========     ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)............................    $ 749,954     $609,405    $533,041    $482,471    $695,013    $625,050
  Ratio of net investment income
    (loss) to average net assets....      (0.12)%+       0.12%       0.22%       0.31%       0.22%       0.46%
  Ratio of operating expenses to
    average net assets..............        1.49%+       1.43%       1.44%       1.36%       1.41%       1.41%
Portfolio turnover rate.............        54.5%        88.2%      140.2%       40.3%       80.7%       45.9%
Average commission rate (per share
  of security)(a)...................    $  0.0505     $ 0.0500         N/A         N/A         N/A         N/A

---------------

   * Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
   + Annualized.
 (a) Average commission rate (per share of security) as required by amended SEC disclosure requirements effective for fiscal years beginning after September 1, 1995.

                            THE GABELLI GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                      BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl
Chairman and Chief              Former President
Investment Officer              Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant
Dollar Dry Dock Savings Bank    Professor, Pace University

Anthony J. Colavita             Anthony Torna
Attorney-at-Law                 Herzog, Heine & Geduld, Inc.
Anthony J. Colavita, P.C.

James P. Conn                   Anthonie C. van Ekris
Managing Director and           Managing Director
Chief Investment Officer        BALMAC International, Inc.
Financial Security Assurance

               OFFICERS AND PORTFOLIO MANAGERS
Bruce N. Alpert                 Howard F. Ward, CFA
President and Treasurer         Portfolio Manager

James E. McKee                  Donald C. Jenkins, CFA
Secretary                       Associate Portfolio Manager

                                  DISTRIBUTOR
                            Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                  Skadden, Arps, Slate, Meagher & Flom L.L.P.

-------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
-------------------------------------------------------------

                                                                       [PHOTO]

 THE
 GABELLI

 GROWTH
 FUND

                                                             SEMI-ANNUAL REPORT
                                                                  JUNE 30, 1997